FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                             January 30, 1998 (January 29, 1998)
                                             -----------------------------------

                              SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


        Georgia                      1-6853                      58-1032521
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


616 East Walnut Avenue, P. O. Drawer 2128, Dalton, Georgia                 30720
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (706) 278-3812
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

     Item 5.      Other Events

     On January 29,1998, Shaw Industries, Inc. issued the press release attached hereto as Exhibit 99.1.

     Item 7.      Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1.        Press release issued January 29, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 1998                  SHAW INDUSTRIES, INC.



                                    By:  /s/  Bennie M. Laughter
                                       Name:       Bennie M. Laughter
                                       Title:      Vice President, Secretary and
                                                   General Counsel

                                  EXHIBIT INDEX


No.                Description

99.1 Press release issued January 29, 1998.


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